EXHIBIT 10-18


                 NEW YORK STATE ELECTRIC & GAS CORPORATION

                  Supplemental Executive Retirement Plan
                              Amendment No. 1


     RESOLVED, that the Corporation's Supplemental
               Executive Retirement Plan dated Sep-
               tember 7, 1984 be and it hereby is
               amended by changing the reference to
               "area general manager(s)" wherever
               it appears in the Plan to "member(s)
               of the Executive Staff".


adopted by the Board of Directors on April 12, 1985.